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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 of THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of KnuSaga Corporation ("KnuSaga") on Form 10-QSB for the period ending May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerry Luptak, Vice President, Finance, General Counsel, and Chief Financial Officer of KnuSaga, certify, pursuant to s.906 of the Sarbanes-Oxley Act of 2002, that:

         (1)          The Report fully complies with the requirements of
                      section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly represents, the financial condition and result of operations of the Company.


/s/ Jerry Luptak
--------------------------
Jerry Luptak
Chief Financial Officer
July 2, 2003